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                                                                   EXHIBIT 10.11

                                   SUBLEASE
                                   --------

          THIS SUBLEASE (the "Sublease") is made as of April 1, 1998, by and between SMARTALK TELESERVICES, INC., a California corporation. whose mailing address is 5500 Frantz Road, Suite 124, Dublin, Ohio 43017 ("Sublessor"), and THE RHL GROUP, INC., a California corporation, whose mailing address is Suite 500, Westwood Terrace, 1640 Sepulvada Boulevard, Los Angeles, California 90025 ("Sublessee").

                                  WITNESSETH:
                                  ----------

          WHEREAS, LAOP IV, LLC, a California limited liability company ("Landlord") and Sublessor entered into that certain Standard Office Lease dated as of January 10, 1996, as amended by Amendment No. 1 to Lease Agreement dated as of January 16, 1996, Amendment No. 2 to Lease Agreement dated as of February 7, 1996, Amendment No. 3 to Lease Agreement dated as of April 19, 1996, Notice of Lease Term Dates and Tenant's Percentage dated April 25, 1996, Fourth Amendment to Lease dated February 28, 1997, and Notice of Lease Term Dates and Tenant's Percentage dated August 18, 1997 (collectively, the "Lease") covering certain premises known as Suite 500, Westwood Terrace, 1640 Sepulvada Boulevard, Los Angeles, California, 90025 (including all rights appurtenant thereto as provided in the Lease, hereinafter referred to as the "Premises"); and

          WHEREAS, Sublessor desires to sublet the entire Premises to Sublessee and Sublessee desires to sublet the entire Premises from Sublessor, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the rents reserved and the other terms and conditions hereinafter set forth, Sublessor and Sublessee hereby agree as follows:

          1. Relationship to Lease. This Sublease and all its terms, covenants
             ---------------------
and provisions are and each of them is subject and subordinate to the Lease, the terms of which are specifically incorporated herein by reference. In the event Landlord provides Sublessee with notice that Sublessor is in default under the Lease following the expiration of any grace or cure period. Sublessee shall thereafter make all payments due under this Sublease directly to Landlord, which will be received by Landlord without any liability to honor this Sublease or otherwise (except to credit such payments to amounts due under the Lease and Sublessee shall attorn to Landlord or its successors and assigns at their request should the Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment. Sublessor shall provide to Sublessee, promptly, copies of any and all notices it receives from the Landlord regarding the Lease. Sublessor (i) represents and warrants in favor of Sublessee that all payments to be made by the tenant under the Lease through the date of execution of this Sublease have been made and (ii) agrees to remain responsible for and indemnify and hold Sublessee harmless against any payments due under the Lease attributable to all periods through and including March 31, 1998.

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          2.  Performance of Lease Term. With respect to the Premises, Sublessee
              -------------------------
hereby expressly agrees during the Term (hereinafter defined) to be subject to and bound by and to observe, and this Sublease shall be deemed to contain. all of the covenants, stipulations, restrictions, agreements and other provisions contained in the Lease to the extent the same are applicable to the Premises, except the covenant to pay the rent provided in the Lease and except as expressly modified, excluded or otherwise specifically addressed in this Sublease. Sublessee further agrees not to take or cause to be taken any action which would cause Sublessor to be in default under the Lease.

          3.  Premises. Upon the terms and conditions hereinafter set forth,
              --------
Sublessor hereby subleases to Sublessee, and Sublessee hereby hires and takes from Sublessor, the entire Premises on an "AS IS" basis including any right of Sublessor under the Lease to utilize the common areas of the property of which the Premises are a part (including, without limitation, the use of the 20 parking spaces pursuant to the terms of the Lease), provided that Sublessee shall use the same in such a manner as permitted and required by the Lease. Sublessee shall purchase from Sublessor all of the office furniture, trade fixtures and personalty (including, without limitation (i) the telephone system and (ii) the computer equipment listed on Schedule A attached hereto) owned by Sublessor and located in or at the Premises as of the date of the execution hereof (the "Equipment") for the appraised value of the Equipment (as established by an appraiser selected by Sublessor and reasonably acceptable to Sublessee), payment for such purchase to be made by Sublessee to Sublessor within five (5) days of receipt of an invoice for such amount from Sublessor. The Equipment shall specifically exclude any business files and/or records of Sublessor and any inventory (including phone cards) which business files, records and inventory shall be recovered by, or returned to, Sublessor promptly after the execution hereof without limitation, it is acknowledged that the art work at the Premises and the office furniture and personalty contained in the private office of Robert Lorsch belongs to Robert Lorsch and is not subject to the appraisal and purchase described above.

          4.  Term. The term of this Sublease (the "Term") shall commence on
              ----
April 1, 1999 and shall run parallel with the term of the Lease (excluding any renewal term). Notwithstanding anything set forth herein to the contrary, in the event the term of the Lease shall be terminated prior to the expiration of the term of this Sublease for any reason. other than due to a default by Sublessor thereunder, then the term of this Sublease automatically shall be deemed terminated effective on the date of termination of the Lease, and Sublessor shall have no liability to Sublessee arising out of such early termination.

          5.  Rent. Sublessee shall pay to Sublessor as rent for the Premises,
              ----
without set-off or demand, the sum.

          6.  Use of the Premises; Sublessee's Obligations. The Premises shall
              --------------------------------------------
be used for general office purposes only and for no other purpose whatsoever. Sublessee shall fully comply with all rules and regulations which Sublessor or Landlord may promulgate from time to time. Sublessee shall not commit or permit any waste or injury to any of the Premises (or any other property of Sublessor or Landlord) or any nuisance on the Premises or the property of which the Premises are a part, nor shall Sublessee make any alterations, improvements or

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changes thereto without the prior written consent of Sublessor and otherwise in accordance with the requirements and provisions contained in the Lease.

          7.  Operating Costs; Other Costs. Sublessee shall reimburse to
              ----------------------------
Sublessor the amount of all operating costs and other charges payable by Sublessor to the. Landlord pursuant to, the terms of the Lease ("Operating Costs") which are attributable to the Term; provided. however, that Sublessee shall W be responsible for any costs associated with or arising out of' any signage of Sublessor remaining on the Premises and Sublessor shall promptly make payment for such costs (including the Monthly Basic Rental For Signage as defined in the Lease) as and when due. Landlord will supply to Tenant such invoices and or calculations as received by Sublessor from Landlord and Sublessee shall remit payment for such items as are attributable to the term hereof to Sublessor at least three (3) days prior to the date such amounts are due to be paid by Sublessor to Landlord. Operating Costs shall be prorated for periods prior to April 1, 1998 and Sublessor shall remain responsible for, indemnify and hold Sublessee harmless against, and pay promptly when due. Operating Costs attributable to periods prior to April 1, 1998.

          8.  Access by Sublessor. Sublessee shall permit Sublessor (and its
              -------------------
employees and agents) to have access to the Premises at all reasonable times for any lawful purpose.

          9.  Sublessee's Insurance. At all times during the Term, Sublessee
              ---------------------
shall, at its sole cost and expense, maintain in full force and effect such insurance policies as required by the Lease, in such amount and manner as required by the Lease and, in addition thereto, also naming Sublessor as an additional insured. Sublessee shall maintain its own insurance covering Sublessee's property (including furniture, trade fixtures and personalty) located in the Premises.

          10.  Indemnity. Sublessee hereby covenants and agrees to defend, hold
               ---------
harmless and indemnify Sublessor and Landlord and their respective affiliates, directors, officers, members, employees, partners and/or shareholders from and against any and all expenses, claims, actions, liabilities, losses and damages of any kind whatsoever (including without limitation any death of or injury to persons and any damage to property and any diminution in value or loss of income from the Premises) actually or allegedly arising out of I he activities of Sublessee or its employees, agents or invitees in the Premises.

          11.  Surrender of the Premises. Upon the expiration or termination of
               -------------------------
this Sublease, Sublessee immediately shall deliver up and surrender the Premises to Sublessor in as good a state of order and repair as at the date hereof, normal wear and tear excepted. Without limiting the generality of the foregoing. Sublessee shall repair any damage to the Premises caused by the installation or removal of any personal property or trade fixtures placed in the Premises by Sublessee.

          12.  Assignment. This Sublease may not be assigned, mortgaged or
               ----------
hypothecated by Sublessee, nor may the Premises be subleased or subjected to any liens or claims by Sublessee, under any conditions without the prior written consent of Sublessor in each instance, which consent shall not be unreasonably withheld. In the event this Sublease is assigned to a permitted assignee or subleased to a permitted sub-subtenant and such assignee or sub-subtenant agrees to assume all of the obligations hereunder in writing in favor of Sublessor,

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the undersigned Sublessee and any guarantor of Sublessee shall be released from any obligations assumed by such assignee or sub-subtenant and accruing hereunder for periods from and after the effective date of such assignment or sub-sublease. Any assignment, mortgage, hypothecation, sublease, lien or claim made or created by Sublessee without Sublessor's consent shall be void and of no force and effect and shall constitute an immediate and continuing default hereunder. Notwithstanding the foregoing, Sublessor hereby consents to Sublessee's sub-sublease of a portion of the Premises to E-Sport, Inc., provided, however, that such sub-sublease is and shall at all times remain subject to the terms hereof and the terms of the Lease and that Sublessor's consent of such sub-sublease shall not release or diminish the liability of Sublessee (or Sublessee's guarantor) for all of the Sublessee's obligations set
                                         ---
forth in this Sublease until such time as E-Sport, Inc. shall assume the obligations of Sublessee in writing, upon which time Sublessee and its guarantor shall be released from all obligations arising after the effective date of such sub-sublease (but only to the extent of the Premises sub-sublet for the term of the sub-sublease).

          13.  Casualty. In the event the Premises or any part thereof shall be
               --------
rendered unfit for occupancy by fire or other casualty, this Sublease shall not terminate (unless the Lease shall be terminated as a result thereof), but rent shall be abated on a per them basis in proportion to that area of the Premises which is thereby rendered unfit for occupancy.

          14.  Default. The occurrence of any one or more of the following
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events shall constitute an event of default by Sublessee under this Sublease:
(a) any failure by Sublessee to pay any monetary obligation of Sublessee hereunder within three (3) days after the same is due hereunder, (b) any failure by Sublessee to comply with any other provision of this Sublease, which failure shall continue for ten (10) or more days after notice thereof from Sublessor to Sublessee (provided that if compliance cannot reasonably be accomplished within such time, such period shall be extended a reasonable period so long as Sublessee has commenced and is diligently pursuing such compliance); or (c) Sublessee shall become insolvent, or bankruptcy proceedings shall be commenced by or against Sublessee, or a receiver shall be appointed to control any part of Sublessee's business or assets, or Sublessee shall make an assignment for the benefit of creditors. Upon or at any time after the occurrence of an event of default, Sublessor shall be entitled at its option, to exercise, concurrently or successively, any one or more of the following rights and remedies: (a) to pay any sum required to be paid by Sublessee hereunder to any person or entity which Sublessee has failed to pay, and to perform any obligation required to be performed by Sublessee, for the account of Sublessee; any amount so paid by Sublessor shall be deemed to constitute additional rent hereunder and shall be paid by Sublessee to Sublessor forthwith on demand; (b) to bring suit for the collection of any amounts for which Sublessee may be in default, or for the specific performance of any other covenant devolving upon Sublessee for performance, and for damages for the non-performance thereof, all without entering into possession of the Premises or terminating this Sublease; (c) to re-enter the Premises, by summary proceedings or otherwise, with or without process of law, and take possession thereof, without thereby terminating this Sublease, whereupon Sublessor may (i) expel all persons and remove all property therefrom, without thereby becoming liable in trespass or otherwise, and (ii) relet all or any portion of the Premises for such periods (either longer or shorter than, or coterminous with, the term of this Sublease); it being agreed that no legal or other action initiated by Sublessor shall

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be (X) construed as an election to terminate this Sublease unless Sublessor shall, in writing, expressly exercise its election to declare the Term ended and terminate this Sublease, or (y) deemed to absolve or discharge Sublessee from any of its obligations and liabilities for the remainder of the Term; and (d) to terminate this Sublease, re-enter the Premises and take possession thereof, eject all parties therefrom, repossess and enjoy the Premises together with all additions, alterations and improvements thereto. All rights and remedies granted herein and any other rights or remedies which Sublessor may have at law or in equity are hereby declared to be cumulative and not exclusive, and the fact that Sublessor may have exercised any remedy without terminating this Sublease shall not impair Sublessor's rights thereafter to terminate this Sublease or to exercise any other remedy granted herein, at law or in equity.

          15.  Notices. Any notice or other communication required or permitted
               -------
to be given hereunder by either party hereto to the other shall be in writing and shall be deemed to have been properly given (a) when delivered, if hand-delivered, or (b) one (1) day after being deposited with an overnight courier company, or (c) five (5) days after being deposited in the United States mail, certified, registered or express mail, postage prepaid, return receipt requested, in each case addressed to such other party hereto at the address first above written or to such other address or such additional party as may be designated from time to time by such other party hereto by notice given in the manner provided in this Section 15.

          16.  Successor and Assigns. This Sublease shall be binding upon and
               ---------------------
inure to the benefit of Sublessor and Sublessee and their respective successors and permitted assigns.

          17.  Entire Agreement; Amendments; No Waiver. This Sublease contains
               ---------------------------------------
the entire agreement between the parties, and no promise, representation, warranty, covenant, agreement or understanding not specifically set forth in this Sublease shall be binding upon, or inure to the benefit of, either party. This Sublease may not be amended, altered, modified or supplemented in any manner except by an instrument in writing duly executed by the parties. The failure of Sublessor strictly to enforce the conditions or covenants of this Sublease or exercise any remedy herein conferred, or the acceptance by Sublessor of any installment of rent after any breach by Sublessee, in any one or more instances, shall not be construed or deemed to be a waiver by Sublessor of any such conditions, covenants or remedies, but the same shall continue in full force and effect.

          18.  Governing Law. This Sublease shall be governed, interpreted and
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construed in accordance with the laws of the state in which the Premises are located.

          19.  Payment of Costs of Landlord Approval. Sublessee shall reimburse
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Sublessor for all costs associated with obtaining Landlord's approval of this
Sublease (up to $1000) to be paid by Sublessee to Sublessor within five (5) days of receipt of an invoice therefor from Sublessor.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Sublease as of the day and year first above written.

                              SUBLESSOR:

                              SMARTALK TELESERVICES, INC.

                              a California corporation

                              By:  /s/ Thaddeus Bereday
                                   ------------------------------------
                                      Thaddeus Bereday, Vice President

                              SUBLESSEE:

                              THE RHL INVESTMENT GROUP, INC.

                              By:  /s/
                                   ------------------------------------
                              Title:

The undersigned LAOP IV, LLC, the Landlord under the Lease, hereby (i) consents to the foregoing Sublease, (ii) agrees to provide to Sublessee, during the term of the Sublease, copies of all notices Landlord is required to or elects to provide to Tenant under the terms of the Lease (at the address of Sublessee as set forth in the Sublease), (iii) agrees that, notwithstanding anything in the Lease to the contrary, Sublessor shall be permitted to maintain the Exterior Signage during the term of the Sublease and (iv) consents to the sub-sublease of a portion of the Premises to E-Sport, Inc. (which sub-sublease shall at all times remain subordinate to the Lease and Sublease).

LANDLORD:

LAOP IV, LLC

By:
     ---------------------------
Title:

To the undersigned Robert Lorsch hereby guarantees, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in favor of Sublessor, its successors and assigns, the payment of all amounts due for Rent and Operating Costs under the Sublease as and when such amounts are due, without any further notice than is provided to Sublessee under the Sublease.

/s/ Robert Lorsch
--------------------------------------
Robert Lorsch

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